Janus Aspen Series

Janus Henderson U.S. Low Volatility Portfolio

(the “Portfolio”)

Supplement dated March 4, 2022

to Currently Effective Prospectuses

and Statement of Additional Information

This supplement provides new and additional information in connection with the supplement that was filed on February 3, 2022 for the Portfolio.

Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC), the investment adviser of the Portfolio (the “Adviser”), has recommended and the Board of Trustees of Janus Aspen Series (the “Trustees”) has approved the transfer of the day-to-day management of the Portfolio to the Adviser, and the appointment of Ashwin Alankar, Ph.D., as the Portfolio’s portfolio manager (the “Restructuring”). The Restructuring will result in changes to the Portfolio’s name and investment strategies; however, the Portfolio’s investment objective will not change and the Portfolio will continue to pursue its investment objective using a risk-managed equity strategy that focuses on lower volatility relative to a benchmark index.

The Trustees have also approved an interim subadvisory agreement (the “Interim Subadvisory Agreement”) between the Adviser and Intech Investment Management LLC (“Intech”), the Portfolio’s current subadviser, under which Intech will continue to serve as the Portfolio’s subadviser until the effective date of the Restructuring. Upon the effective date of the Restructuring, the Adviser will become the sole investment adviser of the Portfolio.

The Portfolio will provide shareholders with further information regarding the Restructuring in a supplement to the Portfolio’s prospectus, which will be filed at a later date. The Portfolio will also file an amendment to its registration statement to reflect the investment strategy and portfolio manager changes contemplated by the Restructuring. These Restructuring changes will be effective no earlier than 60 days after filing the supplement and amendment to the Portfolio’s registration statement to allow adequate notice to shareholders.

Please retain this Supplement with your records.